POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, COUNTRYWIDE STRATEGIC TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TINA D. HOSKING and SANDOR E. SAMUELS, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of MAY, 1999.

                                     /s/ Donald L. Bogdon
                                     --------------------------------
                                     DONALD L. BOGDON
                                     Trustee

STATE OF OHIO            )
                         ) ss:
COUNTY OF HAMILTON       )

        On the 25th day of May, 1999,  personally appeared before me, DONALD
L. BOGDON, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 25th day of May, 1999.


                                           /s/ Elizabeth A. Santen
                                          -----------------------------
                                           Notary Public

Elizabeth Ann Santen
Notary Public, State of Ohio
My Commmission Expires April 6, 2002

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, COUNTRYWIDE STRATEGIC TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TINA D. HOSKING and SANDOR E. SAMUELS, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of MAY, 1999.

                                     /s/ H. Jerome Lerner
                                     --------------------------------
                                     H. JEROME LERNER
                                     Trustee

STATE OF OHIO            )
                         ) ss:
COUNTY OF HAMILTON       )

        On the 25th day of May, 1999, personally appeared before me, H. JEROME LERNER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 25th day of May, 1999.


                                           /s/ Elizabeth A. Santen
                                          -----------------------------
                                           Notary Public

Elizabeth Ann Santen
Notary Public, State of Ohio
My Commmission Expires April 6, 2002

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, COUNTRYWIDE STRATEGIC TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TINA D. HOSKING and SANDOR E. SAMUELS, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of MAY, 1999.

                                     /s/ Howard J. Levine
                                     --------------------------------
                                     HOWARD J. LEVINE
                                     Trustee

STATE OF OHIO            )
                         ) ss:
COUNTY OF HAMILTON       )

        On the 25th day of May, 1999,  personally appeared before me, HOWARD
J. LEVINE, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 25th day of May, 1999.


                                           /s/ Elizabeth A. Santen
                                          -----------------------------
                                           Notary Public

Elizabeth Ann Santen
Notary Public, State of Ohio
My Commmission Expires April 6, 2002

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, COUNTRYWIDE STRATEGIC TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TINA D. HOSKING and SANDOR E. SAMUELS, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of MAY, 1999.

                                     /s/ Angelo R. Mozilo
                                     --------------------------------
                                     ANGELO R. MOZILO
                                     Trustee

STATE OF OHIO            )
                         ) ss:
COUNTY OF HAMILTON       )

        On the 25th day of May, 1999,  personally appeared before me, ANGELO
R. MOZILO, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 25th day of May, 1999.


                                           /s/ Elizabeth A. Santen
                                          -----------------------------
                                           Notary Public

Elizabeth Ann Santen
Notary Public, State of Ohio
My Commmission Expires April 6, 2002

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, COUNTRYWIDE STRATEGIC TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TINA D. HOSKING and SANDOR E. SAMUELS, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of MAY, 1999.

                                     /s/ Fred A. Rappoport
                                     --------------------------------
                                     FRED A. RAPPOPORT
                                     Trustee

STATE OF OHIO            )
                         ) ss:
COUNTY OF HAMILTON       )

        On the 25th day of May, 1999, personally appeared before me, FRED A. RAPPOPORT, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 25th day of May, 1999.


                                           /s/ Elizabeth A. Santen
                                          -----------------------------
                                           Notary Public

Elizabeth Ann Santen
Notary Public, State of Ohio
My Commmission Expires April 6, 2002

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, COUNTRYWIDE STRATEGIC TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TINA D. HOSKING and SANDOR E. SAMUELS, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of MAY, 1999.

                                     /s/ Oscar P. Robertson
                                     --------------------------------
                                     OSCAR P. ROBERTSON
                                     Trustee

STATE OF OHIO            )
                         ) ss:
COUNTY OF HAMILTON       )

        On the 25th day of May, 1999, personally appeared before me, OSCAR P. ROBERTSON, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 25th day of May, 1999.


                                           /s/ Elizabeth A. Santen
                                          -----------------------------
                                           Notary Public

Elizabeth Ann Santen
Notary Public, State of Ohio
My Commmission Expires April 6, 2002

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, COUNTRYWIDE STRATEGIC TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TINA D. HOSKING and SANDOR E. SAMUELS, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of MAY, 1999.

                                     /s/ John F. Seymour, Jr.
                                     --------------------------------
                                     JOHN F. SEYMOUR, JR.
                                     Trustee

STATE OF OHIO            )
                         ) ss:
COUNTY OF HAMILTON       )

        On the 25th day of May, 1999, personally appeared before me, JOHN F. SEYMOUR, JR. known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 25th day of May, 1999.


                                           /s/ Elizabeth A. Santen
                                          -----------------------------
                                           Notary Public

Elizabeth Ann Santen
Notary Public, State of Ohio
My Commmission Expires April 6, 2002

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, COUNTRYWIDE STRATEGIC TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TINA D. HOSKING and SANDOR E. SAMUELS, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of MAY, 1999.

                                     /s/ Sebastiano Sterpa
                                     --------------------------------
                                     SEBASTIANO STERPA
                                     Trustee

STATE OF OHIO            )
                         ) ss:
COUNTY OF HAMILTON       )

     On the 25th day of May, 1999, personally appeared before me, SEBASTIANO STERPA, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 25th day of May, 1999.


                                           /s/ Elizabeth A. Santen
                                          -----------------------------
                                           Notary Public

Elizabeth Ann Santen
Notary Public, State of Ohio
My Commmission Expires April 6, 2002